                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                         ------------------------------

                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO
                                 CURRENT REPORT
                             FILED DECEMBER 1, 1995

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


    Date of Report (Date of Earliest Event Reported): November 17, 1995


                          MERIDIAN NATIONAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)



  DELAWARE                     0-14203                        34-1470518
  --------                     -------                        ----------
(State or Other           (Commission File                  (IRS Employer
Jurisdiction of               Number)                     Identification No.)
Incorporation)


805 Chicago Street, Toledo, Ohio                                  43611
(Address of Principal Executive Offices)                        (Zip Code)

     Registrant's telephone number, including area code:  (419) 729-3918

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) Financial Statements of Business Acquired - Gary Indiana Steel Processing Facility of Doolan Industries, Inc.

             Index to Financial Statements                                 F - 1

             Audited Financial Statements
                 Report of Independent Public Accountants                  F - 2

                 Statement of Assets to be Sold as of December 31, 1994    F - 3

                 Statements of Revenues and Certain Expenses for
                 years ended December 31, 1994 and 1993                    F - 4

                 Notes to Financial Statements                             F - 5


             Unaudited Financial Statements
                 Statement of Assets to be Sold as of September 30, 1995   F - 8

                 Statement of Revenues and Certain Expenses for
                 the nine months ended September 30, 1995                  F - 9

                 Notes to Financial Statements as of September 30, 1995    F -10


(b)        Pro Forma Financial Information

                          MERIDIAN NATIONAL CORPORATION
                          Unaudited Pro Forma Condensed
                       Consolidated Financial Information

On November 17, 1995, Ottawa River Steel Co. ("Ottawa"), a wholly-owned subsidiary of Meridian National Corporation ("MNC"), purchased from Doolan Industries, Inc. ("Doolan") all of the business and assets, including inventory, supplies and fixed assets, of Doolan's steel processing business located in Gary, Indiana (the "Acquired Business"). Ottawa intends to continue such use of the acquired assets. The final purchase price amounted to $2,499,000. The sources of the funds used in making the acquisition were (i) an $800,000 loan from Finova Capital Corporation secured by a security interest in certain equipment included in the acquired assets, (ii) $900,000 from USL Capital Corporation pursuant to a sale and leaseback arrangement involving certain other equipment included in the acquired assets, and (iii) the remainder borrowed pursuant to MNC's revolving credit facility with National Canada Finance Corp.

The following unaudited pro forma financial information relates to the Acquired Business. A pro forma condensed consolidated balance sheet is not included herein as the transaction is already reflected in MNC's unaudited condensed consolidated balance sheet as of November 30, 1995, as set forth in the Report on Form 10-Q for the period ended November 30, 1995 previously filed with the Securities and Exchange Commission. The pro forma condensed consolidated statements of operations give effect to the acquisition of the Acquired Business by MNC assuming the transaction was consummated as of March 1, 1994, the beginning of MNC's most recently completed fiscal year. Included in the statement of operations for the most recently completed fiscal year is MNC's fiscal year ended February 28, 1995 and the Acquired Business' calendar year ended December 31, 1994. The statement of operations for the most recent nine month period includes MNC's nine months ended November 30, 1995 and the Acquired Business' nine months ended September 30, 1995.

The pro forma adjustments to the pro forma condensed consolidated statements of operations are described in the accompanying notes. This pro forma financial information should be read in conjunction with MNC's consolidated financial statements and notes set forth in the Report on Form 10-K for the year ended February 28, 1995 and the Report on Form 10-Q for the period ended November 30, 1995. The pro forma condensed consolidated financial information is not necessarily indicative of the actual results that would have occurred had the transaction been consummated March 1, 1994 or of the future results of operations which will be obtained by MNC as a result of the acquisition.

                          MERIDIAN NATIONAL CORPORATION
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                 (UNAUDITED)


                                                    Historial
                                      --------------------------------------------
                                              MNC                 Acquired Business
                                           Year Ended                Year Ended
                                           February 28,             December 31,              Pro Forma
                                             1995                     1994                 Adjustments               Pro Forma
                                      --------------------     -------------------      -------------------     --------------------
                                                                                           (see Note 2)
Net sales                             $        53,238,574      $       11,522,000                               $        64,760,574
Costs of sales                                 45,191,979              10,623,000       $          (70,000)              55,744,979
                                          ----------------         ---------------         ----------------         ----------------
Gross margin                                    8,046,595                 899,000                   70,000                9,015,595

Other costs and expenses:
  Selling, general and
    administrative                              5,986,857                 532,000                   48,000                6,566,857
  Interest expense                              1,086,587                                          389,000                1,475,587
  Write-down of noncurrent assets               2,285,548                                                                 2,285,548
  Miscellaneous - net                              15,245                                                                    15,245
                                          ----------------         ---------------         ----------------         ----------------

                                                9,374,237                 532,000                  437,000               10,343,237
                                          ----------------         ---------------         ----------------         ----------------


Income (loss) before income taxes
    an extraordinary gain                      (1,327,642)                367,000                 (367,000)              (1,327,642)

Provision for federal income
    taxes - current                                25,000                       -                        -                   25,000
                                          ----------------         ---------------         ----------------         ----------------

Income (loss) before extraordinary
    gain                              $        (1,352,642)     $          367,000       $         (367,000)     $        (1,352,642)
                                          ================         ===============         ================         ================


Loss before extraordinary gain per
    common and common equivalent share             ($0.61)                                                                   ($0.61)
                                                   =======                                                                   =======


Weighted average common shares
    outstanding                                 2,423,864                                                                 2,423,864
                                                =========                                                                 =========




                             See accompanying notes.

                          MERIDIAN NATIONAL CORPORATION
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                                   (UNAUDITED)


                                                Historical
                                --------------------------------------------
                                       MNC                Acquired Business
                                    Nine months              Nine months
                                       ended                   ended
                                   November 30,              September 30,              Pro Forma
                                       1995                     1995                 Adjustments               Pro Forma
                                --------------------     -------------------      -------------------     --------------------
                                                                                     (see Note 2)
Net sales                       $        42,486,337      $       10,020,000                               $        52,506,337
Costs of sales                           37,512,259               9,182,000       $          (31,000)              46,663,259
                                    ----------------         ---------------         ----------------         ----------------
Gross margin                              4,974,078                 838,000                   31,000                5,843,078

Other costs and expenses:
  Selling, general and
    administrative                        4,627,828                 403,000                   36,000                5,066,828
  Interest expense                        1,100,514                                          292,000                1,392,514
  Miscellaneous - net                      (133,629)                                                                 (133,629)
                                    ----------------
                                                             ---------------         ----------------         ----------------

                                          5,594,713                 403,000                  328,000                6,325,713
                                    ----------------         ---------------         ----------------         ----------------


Income (loss) before income
    taxes and extraordinary gain           (620,635)                435,000                 (297,000)                (482,635)

Provision for federal income
    taxes - current                               -                       -                        -                        -
                                    ----------------         ---------------         ----------------         ----------------

Income (loss) before
    extraordinary gain          $          (620,635)     $          435,000       $         (297,000)     $          (482,635)
                                    ================         ===============         ================         ================


Loss before extraordinary
    gain per common and common
    equivalent share                         ($0.26)                                                                   ($0.22)
                                             =======                                                                   =======


Weighted average common
    shares outstanding                    2,639,576                                                                 2,639,576
                                         ==========                                                                ==========




                             See accompanying notes.

                          MERIDIAN NATIONAL CORPORATION
        Notes to Pro Forma Condensed Consolidated Statement of Operations
                                   (Unaudited)


Note 1

The operating results of the Acquired Business have been extracted from the financial statements and notes thereto provided by Doolan for its Gary, Indiana steel processing facility included in Item 7.(a). Such statements include all revenues and expenses of the Acquired Business, except for interest, income taxes and corporate allocated overhead and administrative expenses.


Note 2

The following pro forma adjustments have been made to reflect the acquisition of the Acquired Business as if it had been consummated on March 1, 1994.

     a. Reduction of depreciation expense based on MNC's acquisition cost and the use of 150% declining balance method over a useful life of fifteen years.

     b.   Record estimated additional overhead and administrative expenses.

     c. Record interest expense resulting from the debt incurred to finance the acquisition and to provide working capital.

     (c)       Exhibits

               (2) The Asset Purchase Agreement relating to the acquisition described in Item 2 was attached as Exhibit 1 to the original Form 8-K filed on December 1, 1995. Pursuant to
                      Item 601(b)(2) of Regulation S-K, the schedules and exhibits to such Agreement were omitted. The Registrant will furnish supplementally a copy of any such schedule or exhibit to the Commission upon request.

               (23)   Consent of Independent Public Accountants

                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               MERIDIAN NATIONAL CORPORATION


Dated:  February 1, 1996                    By:/S/Joseph Klobuchar
                                               ____________________________
                                               Joseph Klobuchar
                                               Vice President, Finance

                     GARY INDIANA STEEL PROCESSING FACILITY
                     -------------------------------------

                          INDEX TO FINANCIAL STATEMENTS
                          -----------------------------
                                                                      Page
                                                                      ----


           DECEMBER 31,1994 AND FOR THE YEARS ENDED DECEMBER 31,
             1994 AND 1993:

                Report of Independent Public Accountants              F- 2
                Statement of Assets To Be Sold                        F- 3
                Statements of Revenues and Certain Expenses           F- 4
                Notes to Financial Statements                         F- 5

           SEPTEMBER 30,1995 AND FOR THE NINE MONTHS ENDED
             SEPTEMBER 30,1993 (UNAUDITED):
                Statement of Assets To Be Sold                        F- 8
                Statement of Revenues and Certain Expenses            F- 9
                Notes to Financial Statements                         F-10

                                ARTHUR ANDERSEN LLP


                      REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


         To Doolan Industries, Inc.:

         We have audited the accompanying statement of assets to be sold of the Gary Indiana Steel Processing Facility, including a Memphis, Tennessee sales office, (the Gary Facility) (see Note 1) of Doolan Industries, Inc. (a Delaware corporation) as of December 31, 1994, and the statements of revenues and certain expenses for the years ended December 31, 1994 and 1993. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         The statement of assets to be sold has been prepared pursuant to the Letter of Intent described in Note 1 between Doolan Industries, Inc. and Meridian National Corporation dated May 23, 1995, and is not intended to be a complete presentation of Doolan Industries, Inc. or the Gary Facility assets and liabilities. The statements of revenues and certain expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Form 8-K of Meridian National Corporation) as described in Note 1 and is not intended to be a complete presentation of the Gary Facility's revenues and expenses.

         In our opinion, the statements referred to above present fairly, in all material respects, the assets to be sold as of December 31, 1994, and the summary of revenues and certain expenses for the years ended December 31, 1994 and 1993, of the Gary Facility, in conformity with generally accepted accounting principles.





                                         /s/ Arthur Anderson LLP
                                         ----------------------
                                         Arthur Anderson LLP





         Philadelphia, Pa.
           June 9, 1995

                       GARY INDIANA STEEL PROCESSING FACILITY
                       --------------------------------------


                           STATEMENT OF ASSETS TO BE SOLD
                           ------------------------------

                                 DECEMBER 31, 1994
                                 -----------------




         CURRENT ASSETS:
           Inventories                                    $ 2,046,231
                                                          -----------

         PROPERTY, PLANT AND EQUIPMENT, at cost
           Machinery and equipment                          2,541,599
           Furniture and fixtures                              43,635
           Leasehold improvements                             699,437
                                                           ----------
                                                            3,284,671
           Less-Accumulated depreciation and
             amortization                                  (2,070,431)
                                                           ----------
                                                            1,214,240
                                                           ----------
         TOTAL ASSETS TO BE SOLD                           $3,260,471
                                                           ----------






           The accompanying notes are an integral part of this statement.

                     GARY INDIANA STEEL PROCESSING FACILITY
                     --------------------------------------


                   STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                   -------------------------------------------





                                                For the Years Ended
                                                     December 31
                                                -------------------

                                                1994           1993
                                                ----           ----

     NET SALES                               $ 10,641,000   $ 9,898,000
                                             ------------   -----------

     OPERATING EXPENSES:
       Cost of sales                            9,812,000     9,090,000
       Selling, general and administrative
         expenses                                 518,000       541,000
                                             ------------   -----------
                                               10,330,000     9,631,000
                                             ------------   -----------
     OPERATING INCOME BEFORE CORPORATE
       OVERHEAD, INTEREST AND INCOME TAXES   $    311,000    $  267,000
                                             ------------   -----------






      The accompanying notes are an integral part of these statements.

                       GARY INDIANA STEEL PROCESSING FACILITY
                       --------------------------------------


                           NOTES TO FINANCIAL STATEMENTS
                           -----------------------------

                                 DECEMBER 31, 1994
                                 -----------------


1. BACKGROUND:

The Gary Indiana Steel Processing Facility, including a Memphis, Tennessee sales office, (the Gary Facility) operates as part of Doolan Industries, Inc. (Doolan). The Gary Facility is a steel service center located in Gary, Indiana that is engaged in the stocking and processing of light-gauge, flat-rolled prime steel products under the name of Doolan Steel. The product lines include hot-rolled, pickled and oiled, cold-rolled and galvanized steel coils and sheets. The sales for the Gary Facility are serviced through sales personnel located in Gary, Indiana; Memphis, Tennessee; Moorestown, New Jersey and Cleveland, Ohio.

The accompanying financial Statements have been prepared from the accounts of Doolan that reflect the operations and financial position of the Gary Facility. The accompanying statement of assets to be sold includes only those assets to be acquired pursuant to the Letter of Intent between Meridian National Corporation and Doolan, and is not intended to be a complete presentation of the assets and liabilities of the Gary Facility. The accompanying statements of revenues and certain expenses were prepared in accordance with the rules and regulations of the Securities and Exchange Commission (SEC) and does not reflect a complete accounting of the operations of the Gary Facility. In accordance with the rules and regulations of the SEC, the statements of revenues and certain expenses includes all revenues and expenses of the Gary Facility except for interest, income taxes and corporate allocated overhead and administrative expenses (see Note 5). In addition to the sales amount included in the Gary Facility statements of revenues and certain expenses, Doolan also has additional sales of steel products which are direct brokerage sales from the steel supplier to the customers. As part of the proposed sale of the operations of the Gary Facility, Doolan will enter into non-competition agreements which will prohibit sales in certain states which are currently served by the Gary Facility. The following unaudited information summarizes the financial results for the years ended December 31, 1994 and 1993, respectively, for direct brokerage sales to customers in states which Doolan will be prohibited from servicing after the proposed sale of the Gary Facility:
Net Sales - $881,000 (unaudited) and $2,365,000 (unaudited); Cost of Sales - $811,000 (unaudited) and $2,176,000 (unaudited); Selling, General and Administrative Expenses - $14,000 (unaudited) and $48,000 (unaudited) and Operating Income Before Corporate Overhead, Interest and Income Taxes - $56,000 (unaudited) and $141,000 (unaudited). This activity is not included in the accompanying statements of revenues and certain expenses.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
   ------------------------------------------

INVENTORIES
-----------

Inventories are stated at the lower of cost or market. The specific identification method is used to identify goods in inventory and their cost is determined using actual cost for raw materials and average actual cost for processed goods. Market for raw materials is based on replacement costs and for other inventory classifications on net realizable value. The majority of the inventories are in the raw material classification as of December 31, 1994.

PROPERTY, PLANT AND EQUIPMENT
-----------------------------

Property, plant and equipment are stated at cost. Depreciation and amortization is based on straight-line and accelerated methods over estimated useful lives as follows:


         Machinery and equipment             5 to 15 years
         Furniture and fixtures              5 to 10 years
         Leasehold improvements              remaining lease term

Included in cost of sales in the accompanying statements of revenues and certain expenses is depreciation expense of $242,000 and $237,000 in 1994 and 1993, respectively.

3. LEASE COMMITMENTS:
   ------------------

Since the Gary Facility is not a separate legal entity, Doolan is obligated under noncancelable operating leases for warehouse space through October 1995 and office space and equipment utilized by the Gary Facility. The 1995 minimum rental commitment is $155,000.

Rent expense included in the statements of revenues and certain expenses was $181,000 and $183,000 for 1994 and 1993, respectively, plus certain expenses for common area maintenance charges.

4. BENEFIT PLANS:
   -------------

The majority of the employees at the Gary Facility are covered by a union-sponsored, collectively bargained, multiemployer pension plan. Contributions to the multiemployer plan are determined in accordance with the provisions of negotiated labor contracts and generally are based on the number of hours worked. The amounts included in the statements of revenues and certain expenses related to the multiemployer plan were $917 and $1,534 for 1994 and 1993, respectively. Based upon information provided by the multiemployer plan administrators, Doolan has no liability for unfunded vested benefits for the multiemployer plan.

Certain employees not covered by collective bargaining agreements are covered under a profit-sharing plan (the Plan), sponsored by Doolan, with a Section 401(k) salary deferral provision which permits eligible participating employees to defer up to 10% of their salaries in an investment trust. Employee contributions are matched by Doolan at the rate of $.50 per dollar up to 5% of the employee's salary. Doolan may make additional contributions to the trust out of current or accumulated earnings and profits on a pretax basis before the provisions for the contribution. An additional contribution was made by Doolan in 1994 that was based on 3% of eligible salaries. No additional contribution was made by Doolan in 1993. The amounts included in the statements of revenues and certain expenses related to the Plan was $6,310 and $3,974 for 1994 and 1993, respectively. The Plan trustees are two Doolan officers.

5. RELATED-PARTY TRANSACTIONS:
   --------------------------

As discussed in Note 1, the accompanying statements of revenues and certain expenses are prepared in accordance with the rules and regulations of the SEC and as a result does not include any allocation of certain corporate overhead costs (accounting, legal, Doolan management personnel, Doolan corporate accounting, purchasing and administrative personnel, etc.) that are incurred by Doolan for all of its operating divisions. In addition, as required by the rules and regulations of the SEC, the accompanying statements of revenues and certain expenses do not include any allocation of interest or income taxes from Doolan.

The inventory and property, plant and equipment balances included on the statement of assets to be sold have been pledged as collateral under a line-of-credit agreement that is in Doolan's name.

                       GARY INDIANA STEEL PROCESSING FACILITY
                       --------------------------------------


                           STATEMENT OF ASSETS TO BE SOLD
                           ------------------------------

                                 SEPTEMBER 30, 1995
                                 ------------------

                                    (Unaudited)
                                    -----------




         CURRENT ASSETS:
           Inventories                                     $  969,963
                                                           ----------
         PROPERTY, PLANT AND EQUIPMENT, at cost:
           Machinery and equipment                          2,455,249
           Furniture and fixtures                              22,042
           Leasehold improvements                             699,437
                                                           ----------
                                                            3,176,728
           Less-Accumulated depreciation and
             amortization                                  (2,122,418)
                                                           ----------
                                                            1,054,310
                                                           ----------
         TOTAL ASSETS TO BE SOLD                           $2,024,273
                                                           ==========






           The accompanying notes are an integral part of this statement.

                     GARY INDIANA STEEL PROCESSING FACILITY
                     --------------------------------------


                   STATEMENT OF REVENUES AND CERTAIN EXPENSES
                   -------------------------------------------

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1995
                  --------------------------------------------
                                   (Unaudited)


  NET SALES                                                     $9,715,000
                                                                ----------
  OPERATING EXPENSES:
    Cost of sales                                                8,921,000
    Selling, general and administrative expenses                   396,000
                                                                ----------
                                                                 9,317,000
                                                                ----------
  OPERATING INCOME BEFORE CORPORATE
    OVERHEAD, INTEREST AND INCOME TAXES
                                                                $  398,000
                                                                 =========








          The accompanying notes are an integral part of this statement.

                     GARY INDIANA STEEL PROCESSING FACILITY
                     --------------------------------------


                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------

                               SEPTEMBER 30, 1995
                               ------------------

                                   (Unaudited)


1. BACKGROUND:
   -----------

The Gary Indiana Steel Processing Facility, including a Memphis, Tennessee sales office, (the Gary Facility) operates as part of Doolan Industries, Inc. (Doolan or the Company). The Gary Facility is a steel service center located in Gary, Indiana that is engaged in the stocking and processing of light-gauge, flat-rolled prime steel products under the name of Doolan Steel. The product lines include hot-rolled, pickled and oiled, cold-rolled and galvanized steel coils and sheets. The sales for the Gary Facility are serviced through sales personnel located in Gary, Indiana; Memphis, Tennessee; Moorestown, New Jersey and Cleveland, Ohio.

The accompanying financial statements have been prepared from the accounts of Doolan that reflect the operations and financial position of the Gary Facility. The accompanying statement of assets to be sold includes only those assets to be acquired pursuant to the Letter of Intent between Meridian National Corporation and Doolan, and is not intended to be a complete presentation of the assets and liabilities of the Gary Facility. The accompanying statement of revenues and certain expenses was prepared in accordance with the rules and regulations of the Securities and Exchange Commission (SEC) and does not reflect a complete accounting of the operations of the Gary Facility. In accordance with the rules and regulations of the SEC, the statement of revenues and certain expenses includes all revenues and expenses of the Gary Facility except for interest, income taxes and corporate allocated overhead and administrative expenses (see Note 3).

The financial statements, included herein, have been prepared by the Company without audit, pursuant to the rules and regulations of the SEC. As applicable under such regulations, certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted. The Company believes that the presentations and disclosures herein are adequate to make the information not misleading and the financial statements reflect all normal adjustments which are necessary for a fair presentation of the statement of revenues and certain expenses for the nine months ended September 30, 1995. Operating results for interim periods are not necessarily indicative of the results for full years. It is suggested that these financial statements be read in conjunction with the statement of assets to be sold as of December 31, 1994, the statements of revenues and certain expenses for the years ended December 31, 1994 and 1993 and the related notes.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
   -------------------------------------------

Inventories
-----------

Inventories are stated at the lower of cost or market. The specific identification method is used to identify goods in inventory and their cost is determined using actual cost for raw materials and average actual cost for processed goods. Market for raw materials is based on replacement costs and for other inventory classifications on net realizable value. The majority of the inventories are in the raw material classification as of September 30, 1995.

Property, Plant and Equipment
-----------------------------

Property, plant and equipment are stated at cost. Depreciation and amortization is based on straight-line and accelerated methods over estimated useful lives as follows:

      Machinery and equipment             5 to 15 years
      Furniture and fixtures              5 to 10 years
      Leasehold improvements              remaining lease term

3. RELATED-PARTY TRANSACTIONS:
   ---------------------------

As discussed in Note 1, the accompanying statement of revenues and certain expenses was prepared in accordance with the rules and regulations of the SEC and as a result does not include any allocation of certain corporate overhead costs (accounting, legal, Doolan management personnel, Doolan corporate accounting, purchasing and administrative personnel, etc.) that are incurred by Doolan for all of its operating divisions. In addition, as required by the rules and regulations of the SEC, the accompanying statement of revenues and certain expenses does not include any allocation of interest or income taxes from Doolan.

The inventory and property, plant and equipment balances included on the statement of assets to be sold have been pledged as collateral under a line-of-credit agreement that is in Doolan's name.

4. ADDITIONAL FINANCIAL INFORMATION:
   ---------------------------------

In addition to the sales amount included in the Gary Facility statement of revenues and certain expenses, Doolan also has additional sales of steel products which are direct brokerage sales from the steel supplier to the customers. As part of the proposed sale of the operations of the Gary Facility, Doolan will enter into non-competition agreements which will prohibit sales in certain states which are currently served by the Gary Facility. The following information summarizes the financial results for direct brokerage sales to customers in states which Doolan will be prohibited from servicing after the proposed sale of the Gary Facility: Net Sales - $305,000; Cost of Sales - $261,000; Selling, General and Administrative Expenses - $7,000 and Operating Income Before Corporate Overhead, Interest and Income Taxes - $37,000. This activity is not included in the unaudited information included in the accompanying statement of revenues and certain expenses.